                                                                   EXHIBIT 1(10)

                                                                                                                               APPLC

------------------------------------------------------------------------------------------------------------------------------------

PRODUCER INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------

When To Use This          Use this application in the following states:
Application
                          Alabama      Connecticut   Illinois        Michigan        New Mexico     Rhode Island   Virginia
                          Alaska       Delaware      Indiana         Montana         North Dakota   South Dakota   Washington
                          Arizona      DC            Kansas          Nebraska        Ohio           Tennessee      West Virginia
                          Arkansas     Georgia       Kentucky        Nevada          Oklahoma       Texas          Wisconsin
                          California   Idaho         Massachusetts   New Hampshire   Oregon          Utah          Wyoming
------------------------------------------------------------------------------------------------------------------------------------

Important Reminders       The following are guidelines for completing the application:

                          [_]  All signatures must be original (i.e., not stamped, photocopied or faxed).

                          [_]  Complete appropriate sections prior to signing the application. Never sign or let anyone else sign a blank application.

                          [_]  Do not use dashes, blanks, and/or ditto marks to record answers. If any of these methods are used, the application will be amended.

                          [_]  Do not use "white out" to make changes. If a change is made to an answer, the appropriate party(ies)
                               must initial the change. If not initialed by the appropriate party(ies) the application will be amended. If seven (7) or more changes are made, even if these changes are initialed, a new application must be completed.

                          [_]  Once the application is signed, no additional information can be added unless the change is made and initialed by the appropriate party(ies).

                          [_]  Prior to solicitation, the Producer must be licensed in each state where sales activity will take place. Also, the Producer must be appointed by Pacific Life in that state.

                          [_]  The product being applied for must be approved for sale in the state where the sales activity takes place.

                          Note:  The Producer/Home Office Administrative Worksheet, which is part of the illustration, will assist you in completing the application.
------------------------------------------------------------------------------------------------------------------------------------

Signature Requirements    Party                      When Signature is Required
                          ----------------------------------------------------------------------------------------------------------

                          Applicant*                 Always required. The Applicant is the party that initiates and applies for the life insurance policy.

                          Proposed Insured           Required if other than Applicant. If the Proposed Insured is under age 16, a parent or guardian must sign for the Proposed Insured.

                          Additional Insured         If submitting an application for a Second-to-Die life insurance policy or additional insured term rider.

                          Owner*                     If other than the Applicant.

                          Producer                   Always required.
                          ----------------------------------------------------------------------------------------------------------

                          *If a Corporation, the signature and title of an authorized officer other than the Proposed Insured(s) is required, and the full name of the corporation must be shown. If a Trust, the signature of the Trustee(s)
                          is required.
------------------------------------------------------------------------------------------------------------------------------------

Qualifying For            To qualify for temporary life insurance, the Proposed Insured(s) must be:
Temporary Insurance
                          [_]  able to answer "No" to all of the questions on the Temporary Insurance Agreement (TIA);  and

                          [_]  over 15 days of age and under the age of 70.

                          The TIA is limited to $1,000,000 for individual products and $1,500,000 for Second-to-Die products.
------------------------------------------------------------------------------------------------------------------------------------

Sales Illustration        The complete illustration including the Producer/Home Office Administration Worksheet and Input page(s), representing how the policy is being applied for, must be submitted with the application. The following are additional requirements by product type:
------------------------------------------------------------------------------------------------------------------------------------

                          Non-Variable Life Insurance                The illustration must be signed by the Applicant and Producer.
                          ----------------------------------------------------------------------------------------------------------

                          Variable Life Insurance                    The Illustration Disclosure form must be signed by the
                                                                     Applicant and Producer, and submitted with the application.
------------------------------------------------------------------------------------------------------------------------------------

SPECIAL STATE REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------

Buyer's Guide             The following states require a Buyer's Guide be given to the Applicant prior to taking an application for non-variable life insurance:

                          [_]  New Hampshire
                          [_]  Wisconsin
                          Note: The state of Illinois requires that the Buyer's Guide be given to the Applicant prior to accepting the initial premium.
-----------------------------------------------------------------------------------------------------------------------------------
AP2001                                                                                                          15-23217-00 05/2001


Pacific Life Insurance Company                                             APPLC
Life Insurance Division - Client Services Department
700 Newport Center Drive . Newport Beach, CA 92660       [LOGO OF PACIFIC LIFE]
(800) 347-7787

APPLICATION FOR LIFE INSURANCE, PART 1

------------------------------------------------------------------------------------------------------------------------------------

SECTION A            CLIENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured     1.  Name of Proposed Insured (Print as to appear in policy: First/Middle/Last)             2. Sex
                                                                                                                [_] Male [_] Female
Complete for all     ---------------------------------------------------------------------------------------------------------------
Life Insurance       3.  Date of Birth       4.  Age (Nearest birthday)         5.  Place of Birth        6.  Soc. Sec. #
Policies.
                     ---------------------------------------------------------------------------------------------------------------

                     7.  Driver's License # & State            8.  Telephone #           9.  E-mail Address
                                                               (  )
                     ---------------------------------------------------------------------------------------------------------------

                     10.  Address (Street, City, County, State, Zip Code)                                            11. How Long

                     ---------------------------------------------------------------------------------------------------------------

                     12.  Employer Name & Address (Street, City, County, State, Zip Code)                            13. How Long

                     ---------------------------------------------------------------------------------------------------------------

                     14.  Occupation                                               15.  Type of Business

------------------------------------------------------------------------------------------------------------------------------------

Proposed Additional  16.  Name of Additional Proposed Insured (Print as to appear in policy: First/Middle/Last)  17. Sex
Insured                                                                                                          [_] Male [_] Female
                     ---------------------------------------------------------------------------------------------------------------
Complete for a
Second-to-Die Life   18.  Date of Birth      19.  Age (Nearest birthday)        20.  Place of Birth       21.  Soc. Sec. #
Insurance Policy
or for a Term        ---------------------------------------------------------------------------------------------------------------
Rider on Another
Covered Person for   22.  Driver's License # & State           23.  Telephone #          24.  E-mail Address
an Individual Life                                             (  )
Insurance Policy.    ---------------------------------------------------------------------------------------------------------------

                     25.  Address (Street, City, County, State, Zip Code)                                            26. How Long

                     ---------------------------------------------------------------------------------------------------------------

                     27.  Employer Name & Address (Street, City, County, State, Zip Code)                            28. How Long

                     ---------------------------------------------------------------------------------------------------------------

                     29.  Occupation                          30.  Type of Business                 31.  Relationship to Insured

------------------------------------------------------------------------------------------------------------------------------------

Owner                32.  Name of Owner(s) (Print as to appear in policy: First/Middle/Last)

Complete only if
Owner is other
than the
Insured(s). If       ---------------------------------------------------------------------------------------------------------------
Trust, give name
of trust, trustee    33.  Address (Street, City, County, State, Zip Code)                           34.  Relationship to Insured(s)
and date of trust.

                     ---------------------------------------------------------------------------------------------------------------

                     35.  Date of Birth     36.  Soc. Sec. # / Tax ID #      37.  Telephone #            38.  E-mail Address
                                                                             (  )
------------------------------------------------------------------------------------------------------------------------------------

Primary Beneficiary  39.  Name of Beneficiary (Print as to appear in policy: First/Middle/Last)




                     ---------------------------------------------------------------------------------------------------------------

                     40.  Relationship to Insured(s)                     41.  Soc. Sec. # / Tax ID #

------------------------------------------------------------------------------------------------------------------------------------

Contingent           42.  Name of Contingent Beneficiary (Print as to appear in policy: First/Middle/Last)
Beneficiary
                     ---------------------------------------------------------------------------------------------------------------

                     43.  Relationship to Insured(s)                     44.  Soc. Sec. # / Tax ID #

------------------------------------------------------------------------------------------------------------------------------------

Beneficiary for      45.  Name of Beneficiary for Individual Term Rider (Print as to appear in policy: First/Middle/Last)
Individual Term
Rider                ---------------------------------------------------------------------------------------------------------------

                     46.  Relationship to Insured                        47.  Soc. Sec. # / Tax ID #
------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                        Page 1                                            15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION A            CLIENT INFORMATION (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Premium Notices      48.  Send Premium Notices to: [_] Insured  [_] Owner  [_] Other
                                                                           (If other, give name, relationship and address below)
                     ---------------------------------------------------------------------------------------------------------------

                     49A. Name                                                                       B.  Relationship to Insured(s)


                     ---------------------------------------------------------------------------------------------------------------

                       C. Address (Street, City, County, State, Zip Code)

                     ---------------------------------------------------------------------------------------------------------------

                     50.  Method & Frequency of Payment (Select One):
                          A. Direct             B. [_] Electronic Funds Transfer     C. List Bill (3 or        D. [_] Single Premium
                             [_] Annually          (EFT) (Monthly only) Attach          more policies)
                             [_] Semi-Annually     voided check and complete EFT        [_] Annually
                             [_] Quarterly         Authorization on page 10.            [_] Semi-Annually
                                                                                        [_] Quarterly
                                                                                        [_] Monthly
------------------------------------------------------------------------------------------------------------------------------------

Amount Paid With     51A.  Is an initial premium submitted with this application?   [_] Yes   [_] No
This Application           (Do not submit money unless the Temporary Insurance Agreement (TIA) is completed)

                       B.  If yes, show amount of initial premium and complete the next question.      Amount $_____________________


                       C.  Do you understand, accept and agree to the terms of the TIA?   [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------

Special Policy       52A.  [_] Date to Save Age   [_] Specific Date               Month ______________   Day ______   Year _________

Dating                     If either box is checked, give policy date and complete below:

                       B.  I understand that insurance charges and expenses begin on the Policy Date   [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

Life Insurance In    53.  Give details of all life insurance in force on any Proposed Insured.  If none, check this box:  [_]
Force                ---------------------------------------------------------------------------------------------------------------

                                                                                                                         Will This
                                                                                                          Year           Policy Be
                          Insured's Name            Company          Policy Number     Face Amount       Issued          Replaced?
                                                                                                                         YES    NO
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                                         [_]   [_]
------------------------------------------------------------------------------------------------------------------------------------

Replacement & 1035                                                                                                       YES    NO
Exchange             ---------------------------------------------------------------------------------------------------------------
Information          54.  Will the policy applied for replace, cause a change in, or involve a cash withdrawal or loan from any life insurance or annuity on any Proposed Insured's life or in any life insurance or annuity owned by the Applicant?  If yes, give details in "Remarks" and complete any required
                          replacement forms.                                                                             [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                     55.  Is this a 1035 exchange?  If yes, list the policies to be exchanged in "Remarks."              [_]   [_]
                     ---------------------------------------------------------------------------------------------------------------

                     56.  If a 1035 exchange, will a loan be carried over?  If yes, list in "Remarks" the policies and
                          the loan amount(s) to be carried over.                                                         [_]   [_]
------------------------------------------------------------------------------------------------------------------------------------

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------
















------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                        Page 2                                             15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION B            GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
General                                                                                         Proposed Insured  Additional Insured
Information          ---------------------------------------------------------------------------------------------------------------

Complete each        1.  Annual earned income from occupation (After deduction of business      $                 $
question for the         expenses)
Proposed and         ---------------------------------------------------------------------------------------------------------------
Additional Insured.  2.  Other income (State source in "Remarks")                               $                 $
                     ---------------------------------------------------------------------------------------------------------------

                     3.  Net Worth                                                              $                 $
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                    YES     NO          YES     NO
                                                                                               -------------------------------------

                     4.  Do you contemplate leaving the USA for travel or residence? (If yes,       [_]    [_]          [_]    [_]
                         explain in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     5A. Do you plan to fly, or within the last 2 years have you flown, as a
                         pilot, student pilot, or crewmember?                                       [_]    [_]          [_]    [_]

                      B. Do you plan to participate in, or within the last 2 years have you participated in, parachute jumping, scuba diving,
                         auto/motorboat/motorcycle racing, hang gliding, or mountain climbing?      [_]    [_]          [_]    [_]
                         (If yes to A or B, complete a separate General Questionnaire for each
                         Proposed/Additional Insured)
                     ---------------------------------------------------------------------------------------------------------------

                     6.  Have you ever had insurance declined, rated, modified, cancelled or        [_]    [_]          [_]    [_]
                         not renewed? (If yes, explain in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     7.  Have you been convicted of a felony within the past 5 years? (If yes,      [_]    [_]          [_]    [_]
                         explain in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     8.  Have you had a driver's license restricted or revoked or been convicted of 3 or more moving violations within the past 5 years?
                         (If yes, explain in "Remarks")                                             [_]    [_]          [_]    [_]

                     ---------------------------------------------------------------------------------------------------------------

                     9.  Have you applied for any other insurance within the last 3 months?         [_]    [_]          [_]    [_]
                         (If yes, explain in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     10. Have you smoked a cigarette in the last 12 months?                         [_]    [_]          [_]    [_]
                         (If yes, give date last smoked)                                      Date:____________   Date:____________

                     ---------------------------------------------------------------------------------------------------------------

                     11. Have you used any other form of tobacco within the last 2 years?           [_]    [_]          [_]    [_]
                         (If yes, give type and date last used)                               Type:____________   Type:____________
                                                                                              Date:____________   Date:____________
------------------------------------------------------------------------------------------------------------------------------------

SECTION C            MEDICAL CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

Medical              1.  The attached examination is on the life of:
Certification        ---------------------------------------------------------------------------------------------------------------
                     Proposed  Additional                                                                                Date of
Complete when        Insured    Insured                          Name of Insurance Company                             Examination
submitting a         ---------------------------------------------------------------------------------------------------------------
medical                [_]        [_]
examination of       ---------------------------------------------------------------------------------------------------------------
another insurance      [_]        [_]
company.             ---------------------------------------------------------------------------------------------------------------
                       [_]        [_]
Subject to state     ---------------------------------------------------------------------------------------------------------------
regulation,            [_]        [_]
another insurance    ---------------------------------------------------------------------------------------------------------------
company's exam may   2.  To the best of your knowledge and belief, are the statements in the examination true as of today?
be accepted if the             Proposed Insured     [_] Yes   [_] No           (If no, explain in Remarks)
primary/additional             Additional Insured   [_] Yes   [_] No
insured was          ---------------------------------------------------------------------------------------------------------------
examined within      3.  Has the person who was examined consulted a doctor or other medical practitioner, or received medical or
the past six             surgical advice since the date of the examination?
months.                        Proposed Insured     [_] Yes   [_] No           (If yes, explain in Remarks)
                               Additional Insured   [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------











------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                       Page 3                                              15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION D            POLICY INFORMATION FOR VARIABLE LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Product/Premium      1.  Product Name                                              2.  Planned Annual Premium
                                                                                         $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        3.  Face Amount (Base Only) + Initial Term (ART/APB/LSAPB) Amount + ABR Amount = Total Initial Coverage
                          $                        $                                     $            $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        4.  Check one: [_] Option A [_] Option B  [_] Option C (Face amount plus  [_] Option D (Face amount multiplied
Option                                  (Level)      (Increasing)  premiums less distributions)    by a death benefit factor)
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    5.  Individual Life Insurance Products Only                  6.  Second-to-Die Life Insurance Products Only
                         A. [_] Term Rider on Other Covered Person $___________       A. [_] Individual Term Rider on the Proposed

                         B. [_] Accidental Death $_____________________________              Insured $______________________________

                         C. [_] Children's Term ___ (units)                           B. [_] Individual Term Rider on the Additional
                                (Complete Application Part 2, Non-Medical)                   Insured $______________________________

                         D. [_] Disability Benefit $___________________________       C. [_] Other__________________________________

                         E. [_] Guaranteed Insurability $______________________       D. [_] Other__________________________________

                         F. [_] Waiver of Charges (On Insured)                        E. [_] Other__________________________________

                         G. [_] Other__________________________________________       F. [_] Other__________________________________

                         H. [_] Other__________________________________________
                     ---------------------------------------------------------------------------------------------------------------

                     7.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

Premium Allocation   8.  Indicate how premiums are to be allocated, until later changed by you or your authorized representative.
                         The total of the percentages must be 100%. Allocation percentages must be whole numbers.
                     ---------------------------------------------------------------------------------------------------------------

                         Investment             Premium          Investment            Premium         Investment          Premium
                           Option                  %              Option                 %              Option               %

                     ---------------------------------------------------------------------------------------------------------------

                     Blue Chip                 _________     Multi-Strategy          _________     Inflation Managed     _________

                     Aggressive Growth         _________     Equity Income           _________     Managed Bond          _________

                     Aggressive Equity         _________     Strategic Value         _________     Money Market          _________

                     Emerging Markets          _________     Growth LT               _________     High Yield Bond       _________

                     Diversified Research      _________     Focused 30              _________     Large-Cap Value       _________

                     Small-Cap Equity          _________     Mid-Cap Value           _________     Fixed Account*        _________

                     International Large-Cap   _________     International Value     _________     Fixed LT Account*     _________

                     Equity                    _________     Capital Opportunities   _________     Other:                _________

                     I-Net Tollkeeper          _________     Mid-Cap Growth          _________     _________________     _________

                     Financial Services        _________     Global Growth           _________     _________________     _________

                     Health Sciences           _________     Equity Index            _________     _________________     _________

                     Technology                _________     Small-Cap Index         _________     _________________     _________

                     Telecommunications        _________     REIT                    _________     _________________     _________

                     ---------------------------------------------------------------------------------------------------------------

                     * The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the
                     Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------

Acknowledgement      All questions must be answered.                                                                 YES       NO
                     ---------------------------------------------------------------------------------------------------------------
To be completed by
the Applicant.       9.  Do you understand that the amount and duration of the death benefit may vary, depending
                         on the investment performance of the variable investment options?                           [_]      [_]
                     ---------------------------------------------------------------------------------------------------------------

                     10. Do you understand that the policy values may increase or decrease, depending on the
                         investment experience of the variable investment options?                                   [_]      [_]
                     ---------------------------------------------------------------------------------------------------------------

                     11. Did you receive the separate account and fund prospectuses (bound together) for the
                         policy applied for?  If yes, give date below.                                               [_]      [_]

                     Date of Separate Account & Fund Prospectuses: _________________________________________________________________

                     ---------------------------------------------------------------------------------------------------------------

                     POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE WITHOUT
                     VALUE, DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE VARIABLE OR
                     FIXED UNDER SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS AND HYPOTHETICAL

                     CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST.
------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                       Page 4                                              15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION D            POLICY INFORMATION FOR VARIABLE LIFE INSURANCE (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Rebalancing          12.  I authorize Pacific Life Insurance Company (PL) to automatically rebalance the variable accounts to the
Optional                  allocation percentages shown in question 8.
                          Start Date:                                                       Frequency:
                          ______________________     ___________     __________             [_] Quarterly
                                   Month                 Day            Year                [_] Semi-Annually
                                                                                            [_] Annually
------------------------------------------------------------------------------------------------------------------------------------

Telephone &          13.  I authorize PL to act upon my telephone and/or electronic instructions for the following limited requests.
Electronic                Check all that apply:
Authorization
                          [_] Transfer Between Variable              [_] Initiate Dollar Cost Averaging    [_] Initiate Policy Loans
Optional                      Investment Options

                          [_] Rebalance Variable Investment Options  [_] Change Future Premium Allocation Instructions
                     ---------------------------------------------------------------------------------------------------------------

                     14.  I understand and agree that: Telephone and/or electronic transfers and allocation changes will be subject to the conditions of the policy, the administrative requirements of PL, and the provisions of the product's prospectus.
                          [_] Yes   [_] No
                     ---------------------------------------------------------------------------------------------------------------

Authorization for    15.  To act on my behalf for the following limited requests, including any telephone and/or electronic
Appointment               requests I have authorized, I appoint:

Optional                  _________________________________________             _________________________________________
                                         Print Name                                    Soc. Sec. # or Producer Code

                          Check all that apply:

                          [_] Transfer Between Variable              [_] Initiate Dollar Cost Averaging    [_] Initiate Policy Loans
                              Investment Options

                          [_] Rebalance Variable Investment Options  [_] Change Future Premium Allocation Instructions
------------------------------------------------------------------------------------------------------------------------------------

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------


















------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                       Page 5                                              15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION E            POLICY INFORMATION FOR NON-VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Product/Premium      1.  Product Name                                             2.  Planned Annual Premium
                                                                                      $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        3.  Face Amount (Base Only) + Initial Term (ART/APB/LSAPB) Amount + ABR Amount = Total Initial Coverage
                         $                         $                                     $            $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        4.  Check one:  [_] Option A    [_] Option B    [_] Option C (Face amount plus premiums less distributions)
Option                                   (Level)         (Increasing)
------------------------------------------------------------------------------------------------------------------------------------

Dividend Option      5.  Check one:    [_] Cash         [_] Increase Accumulated Value
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    6.  Individual Life Insurance Products Only                    7.  Second-to-Die Life Insurance Products Only
                         A. [_] Term Rider on Other Covered Person $_______________     A. [_] Individual Term Rider on the Proposed
                                                                                               Insured $____________________________
                         B. [_] Accidental Death $_________________________________
                                                                                        B. [_] Individual Term Rider on the
                         C. [_] Children's Term ____________ (units)                           Additional Insured $_________________
                                (Complete Application Part 2, Non-Medical)
                                                                                        C. [_] Other________________________________
                         D. [_] Disability Benefit $______________________________
                                                                                        D. [_] Other________________________________
                         E. [_] Guaranteed Insurability $_________________________
                                                                                        E. [_] Other________________________________
                         F. [_] Waiver of Charges (On Insured)
                                                                                        F. [_] Other________________________________
                         G. [_] Owner Waiver of Charges
                                (Complete Application Part 2, Non-Medical)              G. [_] Other________________________________

                         H. [_] Payor Waiver of Charges
                                (Complete Application Part 2, Non-Medical)

                         I. [_] Supplemental Insured Term

                         J. [_] Other_____________________________________________

                         K. [_] Other_____________________________________________
                     ---------------------------------------------------------------------------------------------------------------

                     8.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------

SECTION F            POLICY INFORMATION FOR TERM LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

Product/Face Amount  1.  Product Name                                      2.  Face Amount
                                                                               $
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    3A. [_] Accidental Death $______________________________     C. [_] Other______________________________________

                      B. [_] Premium Waiver (On Insured)                          D. [_] Other______________________________________

                     ---------------------------------------------------------------------------------------------------------------

                     4.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------

SECTION G            POLICY INFORMATION FOR FIXED PREMIUM LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

Product/Face         1.  Product Name                                  2.  Face Amount                    3.  Premium
Amount/Premium                                                             $                                  $
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    4A. [_] Accidental Death $______________________________     [_] Other_________________________________________

                      B. [_] AVR/AVP $_______________________________________     [_] Other_________________________________________

                      C. [_] Term Rider $____________________________________     [_] Other_________________________________________

                      D. [_] Guaranteed Insurability $_______________________     [_] Other_________________________________________

                      E. [_] Premium Waiver                                       [_] Other_________________________________________

                      F. [_] Increasing Death Benefit                             [_] Other_________________________________________

                     ---------------------------------------------------------------------------------------------------------------

                     5.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------

Dividend Option      6.  Check one:    [_] Cash       [_] Add to Policy Value
------------------------------------------------------------------------------------------------------------------------------------

Extended Insurance   7.  Automatic Premium Loan        [_] Yes    [_] No
Option
------------------------------------------------------------------------------------------------------------------------------------

Policy Loan Option   8.  Variable Loan Interest Rate   [_] Yes    [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------












------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                       Page 6                                              15-23217-00 05/2001

------------------------------------------------------------------------------------------------------------------------------------

SECTION H            POLICY INFORMATION FOR AN ADDITIONAL OR ALTERNATE FLEXIBLE PREMIUM LIFE INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------------

(Select One)         Variable Flexible Premium Life Insurance Policy       [_]  Additional  or    [_]  Alternate
                     Non-Variable Flexible Premium Life Insurance Policy   [_]  Additional  or    [_]  Alternate
------------------------------------------------------------------------------------------------------------------------------------

Product/Premium      1.  Product Name                                               2.  Planned Annual Premium
                                                                                        $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        3.  Face Amount (Base Only) + Initial Term (ART/APB/LSAPB) Amount + ABR Amount = Total Initial Coverage
                         $                         $                                     $            $
------------------------------------------------------------------------------------------------------------------------------------

Death Benefit        4.  Check one:  [_] Option A    [_] Option B      [_] Option C (Face amount   [_] Option D (Face amount times
Option                                   (Level)         (Increasing)      plus premiums less          the death benefit factor)
                                                                           distributions)
------------------------------------------------------------------------------------------------------------------------------------

Dividend Option      5.  Check one:   [_] Cash         [_] Increase Accumulated Value
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    6A.                                                    B.
                     ---------------------------------------------------------------------------------------------------------------

                      C.                                                    D.
                     ---------------------------------------------------------------------------------------------------------------

                     7.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

Premium Allocation   8.  Indicate how premiums are to be allocated, until later changed by you or your authorized representative.
                         The total of the percentages must be 100%.  Allocation percentages must be whole numbers.
Complete if applying ---------------------------------------------------------------------------------------------------------------
for Flexible
Premium Variable         Investment             Premium          Investment            Premium         Investment          Premium
Life Insurance             Option                  %              Option                 %              Option               %
Policy.
                     ---------------------------------------------------------------------------------------------------------------
                     Blue Chip                 _________     Multi-Strategy          _________     Inflation Managed     _________

                     Aggressive Growth         _________     Equity Income           _________     Managed Bond          _________

                     Aggressive Equity         _________     Strategic Value         _________     Money Market          _________

                     Emerging Markets          _________     Growth LT               _________     High Yield Bond       _________

                     Diversified Research      _________     Focused 30              _________     Large-Cap Value       _________

                     Small-Cap Equity          _________     Mid-Cap Value           _________     Fixed Account*        _________

                     International Large-Cap   _________     International Value     _________     Fixed LT Account*     _________

                     Equity                    _________     Capital Opportunities   _________     Other:                _________

                     I-Net Tollkeeper          _________     Mid-Cap Growth          _________     _________________     _________

                     Financial Services        _________     Global Growth           _________     _________________     _________

                     Health Sciences           _________     Equity Index            _________     _________________     _________

                     Technology                _________     Small-Cap Index         _________     _________________     _________

                     Telecommunications        _________     REIT                    _________     _________________     _________
                     ---------------------------------------------------------------------------------------------------------------

                     * The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the
                     Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.
                     ---------------------------------------------------------------------------------------------------------------

                     NOTE:  IF APPLYING FOR AN ADDITIONAL OR ALTERNATE VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE POLICY THE
                     ACKNOWLEDGEMENT ON PAGE 4, SECTION D, ALSO APPLIES TO THIS POLICY.
------------------------------------------------------------------------------------------------------------------------------------

SECTION I            POLICY INFORMATION FOR AN ADDITIONAL OR ALTERNATE TERM LIFE INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------------

(Select One)         Term Life Insurance Policy      [_]  Additional    or    [_]  Alternate
------------------------------------------------------------------------------------------------------------------------------------

Product/Face         1.  Product Name                                      2.  Face Amount
Amount/ Premium                                                                $
------------------------------------------------------------------------------------------------------------------------------------

Optional Benefits    3A.                                                   B.
                     ---------------------------------------------------------------------------------------------------------------

                     4.  If any optional benefit applied for cannot be approved, should the policy be issued
                         without it?    [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------












------------------------------------------------------------------------------------------------------------------------------------


AP2001                                                        Page 7                                             15-23217-00 05/2001

------------------------------------------------------------------------------------------------------------------------------------

SECTION J            CERTIFICATION OF OWNER'S TAXPAYER ID and Applicant's declarations
------------------------------------------------------------------------------------------------------------------------------------
Certification of     Under penalty of perjury, I certify that:
Owner's Taxpayer     1.  The number shown in this application as my social security number or taxpayer identification number is
Identification #         correct; and
                     2.  I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. (If
                         statement is false strike out and initial.)
                     This certification is required by the Internal Revenue Service before any taxable distribution can be made.
------------------------------------------------------------------------------------------------------------------------------------

Declarations         The answers provided in this application are true and complete to the best of my knowledge and belief. I understand and agree that:
                     1.  Except as provided in the terms or conditions of any Temporary Insurance Agreement (TIA) that I may have received in connection with this application, coverage will take effect when the policy is delivered and the entire first premium is paid only if at that time the Proposed Insured(s) is alive, and all answers in this application which are material to the risk are still true and complete.
                     2.  If I have given money with the application and received a TIA and if the coverage amount of the application exceeds the TIA coverage limits, I understand that if the Proposed Insured(s) die(s) before a policy is delivered, the death benefit will be limited to the TIA coverage limit.
                     3.  I must inform the Producer or Pacific Life Insurance Company (PL) in writing of any changes in the health of any Proposed Insured(s) or if any of the statements or answers on this application change prior to delivery of the policy.
                     4.  My statements and answers in this application must continue to be true as of the date I receive the policy.
                     5.  No Producer is authorized to make or modify contracts or insurance policies on PL's behalf.
                     6.  No Producer may alter the terms of this application, the TIA or the policy, nor can the Producer waive any of PL's rights or requirements.
                     7.  I believe that the policy(ies) applied for will meet my insurance needs and financial objectives.
                     8.  (NOT APPLICABLE IN WEST VIRGINIA.) Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by PL as indicated under the title "Home Office
                         Endorsements," where permitted by state law. All other changes made to the application or policy by PL will be indicated on an "Application Amendment Form" which must be signed by the Owner, prior to or at the time of delivery of this policy.
------------------------------------------------------------------------------------------------------------------------------------

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.

Signed and Dated by the Applicant in:

_____________________________________________________________       _________________________       _______________________________
                           City                                               State                         Month/Day/Year
------------------------------------------------------------------------------------------------------------------------------------

Signature of Applicant
------------------------------------------------------------------------------------------------------------------------------------


X___________________________________________________________________________________________________________________________________

 Applicant*
------------------------------------------------------------------------------------------------------------------------------------

Signature of Proposed Insured(s) - If Other Than The Applicant or Parent if Proposed Insured is under age 16)
------------------------------------------------------------------------------------------------------------------------------------


X___________________________________________________________________________________________________________________________________

 Proposed Insured

X___________________________________________________________________________________________________________________________________

 Proposed Additional Insured (if applicable)
------------------------------------------------------------------------------------------------------------------------------------

Signature of  Applicant - If Other Than The Applicant or The Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------


X___________________________________________________________________________________________________________________________________

 Owner*

*If a Corporation, the signature and title of any authorized officer other than the Proposed Insured(s) is required and the full name of the corporation must be shown. If a Trust, the signature of the Trustee.
------------------------------------------------------------------------------------------------------------------------------------

Producer's Certification
------------------------------------------------------------------------------------------------------------------------------------

I certify that I have truly and accurately recorded hereon the information supplied.

X__________________________________________________________________      ___________________________________________________________

 Signature of Soliciting Producer                                        Print Soliciting Producer's Name


AP2001                                                        Page 8                                             15-23217-00 05/2001

Pacific Life Insurance Company                                              AUTH
Life Insurance Division - Client Services Department
700 Newport Center Drive . Newport Beach, CA 92660        [LOGO OF PACIFIC LIFE]
(800) 347-7787

------------------------------------------------------------------------------------------------------------------------------------

SECTION K            AUTHORIZATION OF THE PROPOSED INSURED(S) TO OBTAIN INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Complete for all     I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility,
applications.        insurance company, the Medical Information Bureau, Inc., consumer reporting agency, state motor vehicle agency or employer to release to Pacific Life Insurance Company, its subsidiaries, its reinsurer(s) or its legal representative any information they may have as to diagnosis, treatment and prognosis of any physical or mental condition and/or any non-medical information, including finances, avocations, occupation, foreign travel, alcohol and driving record for me and any minor children who are to be insured. Although Federal Regulation protects information related to drug or alcohol abuse from disclosure, I give permission to collect this information for those purposes described in the Disclosure Notice. I understand that I can revoke this permission to collect information related to drug or alcohol abuse at any time, but any revocation will not affect such information that has already been collected and relied on.

                     I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, Inc., and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I also understand that I may revoke this authorization as it applies to drug and/or alcohol abuse information at any time, except to the extent it will not affect any action taken or information released prior to the revocation. Such revocation may cause the denial of this application. I know that I, or my authorized representative, may request a copy of this authorization. I also acknowledge receipt of the Disclosure Notice.

                     A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

                     Signed and Dated by the Proposed Insured(s):

                     ______________________________________________      ____________________       _____________________________
                                            City                                  State                      Month/Day/Year

                     X______________________________________________________________________________________________________________

                      Signature of Proposed Insured (or parent if Proposed Insured is under age 16)

                     X______________________________________________________________________________________________________________

                      Signature of Proposed Additional Insured (if applicable)
------------------------------------------------------------------------------------------------------------------------------------


AP2001-AUTH                                                   Page 9                                             15-23217-00 05/2001

Pacific Life Insurance Company
Life Insurance Division - Client Services Department
700 Newport Center Drive . Newport Beach, CA 92660        [LOGO OF PACIFIC LIFE]
(800) 347-7787

------------------------------------------------------------------------------------------------------------------------------------

SECTION L            AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER - MONTHLY BANK DRAFT
------------------------------------------------------------------------------------------------------------------------------------
To be completed by   As a convenience to me, I request and authorize you to pay and charge to the bank account referenced below
the Authorized       any monthly debit entries on that account by and payable to the order of Pacific Life Insurance Company,
Account Holder.      provided there are sufficient collected funds in said account to pay the same upon presentation.  I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.

                     Pacific Life will determine the monthly draft date based upon my policy effective date. However, any special drafting requests are indicated below.

                     Bank Account No._______________________________________________________________________________________________


                     Bank Account in the Name(s) of: _______________________________________________________________________________


                     Special Drafting Request: _________________________  (All requests for special dating will be reviewed against the policy date for eligibility)

                     Signed and dated at:

                     ______________________________________________      ____________________       _____________________________
                     City                                                       State                              Month/Day/Year

                     Signature of Authorized Account Holder:

                     X___________________________________________________________________________________________________________

                     A voided check must be attached below.  (A blank deposit slip will not be accepted.)

                     Premium payments can only be drawn from authorized U.S. financial institutions. Some savings and money market accounts may not qualify.



                                                               PLACE VOIDED CHECK HERE



                     If your check does not state your financial institution's name and address, please list below:

                     ____________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------


AP2001-EFT                                                    Page 10                                            15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION M            PRODUCER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Producer Report      To be answered by the soliciting Producer                                                         YES     NO

Complete for all     ---------------------------------------------------------------------------------------------------------------
applications.        1.  Have you personally asked all applicable questions in this application?                       [_]    [_]
                         (If no, explain in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     2.  Are you aware of any information not given in the application that might affect the
                         insurability of the Proposed Insured(s)?  (If yes, explain in "Remarks")                      [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     3.  Did the Proposed Insured/Additional Insured change his/her name during the past 5 years?
                         (If yes, give former name(s) in "Remarks")                                                    [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     4.  To the best of your knowledge, is this life insurance intended to replace, or will it cause a change in, or involve a loan from any life insurance or annuity on any Proposed Insured's life or in any life insurance or annuity owned by the Annuitant?
                         (If yes, give details in "Remarks")                                                           [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     5A. If sales materials were used in this sale, did you use only sales materials approved by PL?   [_]    [_]
                      B. If sales materials were used in the sale, did you leave sales materials with the Applicant?   [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     6.  Is application submitted on a:
                         [_] Medical Basis?                [_] Guaranteed Issue Basis?
                         [_] Non-Medical Basis?            [_] Guaranteed to Issue Basis?
                     ---------------------------------------------------------------------------------------------------------------

                     7.  Check appropriate items which have been ordered:
                         [_] Medical Exam                  [_] H.O. Specimen
                         [_] Paramedical Exam              [_] Inspection Report
                         [_] EKG                           [_] APS __________________________________________
                         [_] Blood Profile                         __________________________________________
                     ---------------------------------------------------------------------------------------------------------------

                     8.  If this policy is used to fund a tax qualified plan, indicate type:
                         [_] Pension/Profit Sharing                  [_] HR-10           [_] Other (Explain In "Remarks")
------------------------------------------------------------------------------------------------------------------------------------

Business Insurance   1.  This life insurance policy is being purchased in conjunction with a:
                         A. [_] Buy/Sell                                     D. [_] Split Dollar
Complete if              B. [_] Employee Fringe Benefit                      E. [_] Key Employee
applying for             C. [_] Deferred Compensation                        F. [_] Other (Explain in "Remarks")
business
insurance.           ---------------------------------------------------------------------------------------------------------------

                                                                                                                       Amount of
                                                                                                 % of Business    Insurance Owned by
                     G.  Name of Principal Officers, Partners, or Key Employees   Position          Owned              Business
                     ---------------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------------------------------------


                     --------------------------------------------------------------------------------------

                     H.  What is the current value of the business?                    $
                     --------------------------------------------------------------------------------------
                                                                                               --------------------------------
                     I.  What was the annual net profit (before taxes) of business?            Last Year      2 Years Ago
                                                                                               $              $
                                                                                               --------------------------------
                     J.  Are other officers, partners or key employees proportionately insured?     [_] Yes  [_] No (If no, explain
                                                                                                                    in "Remarks")
------------------------------------------------------------------------------------------------------------------------------------

Juvenile Insurance   1.  Did you personally observe the Proposed Insured?                           [_] Yes  [_] No (If no, explain
                                                                                                                    in "Remarks")
Complete if the      ---------------------------------------------------------------------------------------------------------------
Proposed Insured
is under age 16.     2.  Are the Proposed Insured's brothers and sisters insured for                [_] Yes  [_] No (If no, explain
                         equal amounts?                                                                             in "Remarks")
                     ---------------------------------------------------------------------------------------------------------------

                     3A. Name of Person on whom Proposed Insured depends for support:                  B. Relationship to Insured

                     ---------------------------------------------------------------------------------------------------------------

                      C. Estimated annual income          D.  Estimated net worth           E.  Estimated amount of life insurance
                         $                                    $                                 $
                     ---------------------------------------------------------------------------------------------------------------

                     4A. Name of Applicant                                                             B. Relationship to Insured

                     ---------------------------------------------------------------------------------------------------------------

                      C. Purpose of Insurance                                                D.  Amount of life insurance in force
                                                                                                  $
------------------------------------------------------------------------------------------------------------------------------------


AP2001-PRPT                                                  Page 11                                             15-23217-00 05/2001


------------------------------------------------------------------------------------------------------------------------------------

SECTION N            PRODUCER CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Complete for all     I certify that to the best of my knowledge and belief:                                             YES     NO
applications.        ---------------------------------------------------------------------------------------------------------------

                     A.  I have presented to the Company all pertinent facts and have correctly and completely
                         recorded all required answers.                                                                 [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     B.  I have given the Proposed Insured(s) (or Parent for Juvenile insurance) a copy of the
                         Disclosure Notice, and any other disclosure notice or statement required by state or
                         federal law.                                                                                   [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     C.  I have fully explained the terms and conditions of the Temporary Insurance Agreement to the
                         Proposed Insured(s) (or Owner) and have given it to him/her (them).                            [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     D.  I have complied with state and federal laws on cost comparison, illustration and replacement.  [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     E.  I have reviewed, with my Broker Dealer, as applicable, the purchase of this insurance policy   [_]    [_]
                     ---------------------------------------------------------------------------------------------------------------

                     F.  If sales activity (including solicitation, application and policy delivery) took place in a state other than the application state, indicate the states and associated activity. (If needed, use "Remarks" section below)

                         State(s)________________________________      Activity_____________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

Signature(s) Of Soliciting Producer(s).  Pay Commission as Indicated Below.

X________________________________________________________________    X______________________________________________________________


First Name Listed Below Will Be The Servicing Producer
------------------------------------------------------------------------------------------------------------------------------------

                                          Phone                                   Fax           Servicing     Producer    Comm.
        Producer Name                     Number            E-Mail Address       Number         Office #        Code        %
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


Broker Dealer Name__________________________________________________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------

                                          REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------


AP2001-PRPT                                                  Page 12                                             15-23217-00 05/2001

Pacific Life Insurance Company
Life Insurance Division - Client Services Department
700 Newport Center Drive . Newport Beach, CA 92660
(800) 347-7787                                            [LOGO OF PACIFIC LIFE]

DISCLOSURE NOTICE
DETACH AND LEAVE WITH PROPOSED INSURED(S)

This brief description of our underwriting process is designed to help you to understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right, or your authorized representative's right, to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for life insurance under the rules of Pacific Life Insurance Company
(PL), and assuming you do, establish the proper premium charge for that insurance. The goal of the underwriting process is to have the cost of insurance distributed equitably among all policyowners, so that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

Application and Medical Records - Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau, Inc. When we do so, we will use the Authorization Of The Proposed Insured(s) To Obtain Information that you signed.

Medical Information Bureau, Inc. (MIB) - is a non-profit corporation, which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information, which is obtained from MIB, may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis to make a final underwriting decision. Information regarding your insurability will be treated as confidential. PL, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. PL, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. At your request, or your authorized representatives request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112. Their telephone number is (617) 426-3660.

Investigative Consumer Report - As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. A consumer report confirms and supplements the information on your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, personal characteristics and mode of living, (except as may be related directly or indirectly to your sexual orientation) including drug and alcohol use, motor vehicle driving record and any criminal activity. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency. The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act. Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to inspect and obtain a copy of the report from the consumer reporting agency.

DISCLOSURE TO OTHERS

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows:

 .  The Producer may retain a copy of your application.
 .  If reinsurance is required, the reinsurance company would have access to our application file.
 . We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information.
 .  As stated earlier, we may report information to the Medical Information
   Bureau, Inc.
 . We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

DISCLOSURE TO YOU

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure. Should you feel that any information we have is inaccurate or incomplete, please write to: Manager, Risk Selection Department, PL Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660. Your comments will be carefully considered and corrections made where justified. We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.


AP2001-DISC                         Page 13                  15-23217-00 05/2001


                                                                                                                        TIA
PACIFIC LIFE INSURANCE COMPANY
Life Insurance Division - Client Services Department                                              [LOGO OF PACIFIC LIFE]
700 Newport Center Drive . Newport Beach, CA 92660
(800) 347-7787

TEMPORARY INSURANCE AGREEMENT (TIA) - LIFE

This TIA provides a limited amount of life insurance coverage, for a limited period of time, subject to the Terms and Conditions shown below.

Advance payment in the amount of $________ is made in connection with either a request for determination of probable underwriting class or an application for life insurance (each referred to below as "Request/Application") on:

_______________________________________________________________________________     ________________________________________________
Name of Proposed Insured(s)                                                         Request/Application No.

                                                         Health Questions
Has any Proposed Insured:                                                                                              Yes       No
1.  Within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted, or
    had surgery performed or recommended?                                                                              [_]      [_]
2.  Within the past 5 years been diagnosed or treated by a member of the medical profession for heart trouble, stroke, cancer or for Acquired Immune Deficiency (AIDS) or AIDS Related Complex (ARC) or other immune
    deficiency disorders?                                                                                              [_]      [_]

If any of the above questions are answered YES or LEFT BLANK, or if any Proposed Insured is under 15 days of age or over age 70
(nearest birthday) on the date of this TIA, no representative of Pacific Life Insurance Company (PL) is authorized to accept money, and NO COVERAGE will take effect under this TIA.

                                                       Terms and Conditions
CHECKS MUST BE MADE PAYABLE TO "PACIFIC LIFE INSURANCE COMPANY." DO NOT MAKE CHECKS PAYABLE TO THE PRODUCER OR LEAVE THE PAYEE
BLANK.

Amount of Coverage - $1,000,000 overall maximum for all TIAs ($1,500,000 overall for Second-to-Die life insurance
Requests/Applications)
If money has been accepted by PL as advance payment in connection with a Request/Application and if any Proposed Insured dies (or for Second-to-Die life insurance Requests/Applications, if both Proposed Insureds die) while this TIA is in effect, PL will pay the designated beneficiary the lesser of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as shown in the Request/Application, excluding any accidental death benefits, or (b) $1,000,000 ($1,500,000 for
Second-to-Die life insurance Requests/Applications). PL's aggregate liability under all TIAs in effect shall be subject to this limitation.

Date Coverage Begins
Temporary life insurance under this TIA will begin on the date of this TIA, but only if a Request/Application has been completed and signed on the same date.

Date Coverage Terminates  (90 day maximum)
Temporary life insurance under this TIA will terminate automatically on the earliest of:
a.  90 days from the date of this TIA;
b.  the date any policy is offered in connection with a Request/Application; or
c.  five days after the date PL mails notice of termination of coverage and refunds the advance payment.

PL reserves the right to terminate this TIA under any of the following circumstances:
a.  30 days have elapsed since the date of this TIA, and PL has not received in its Home Office the report of the medical examination, if such examination is required by PL's underwriting rules;
b.  PL has determined that any Proposed Insured is not insurable as a standard risk at the time of the Request/Application or the medical examination, if later; or
c.  there are any errors or omissions on the current Request/Application.

Limitations
This TIA does not provide benefits for disability. Fraud or material misrepresentation in the Request/Application or in the answers to the Health Questions of this TIA invalidates this TIA, and PL's only liability is to refund any premium payment made. If any
Proposed Insured dies by suicide, PL's liability under this TIA is limited to a refund of the payment made. There is no coverage under this TIA if the check submitted as payment is not honored by the bank on first presentation. No one is authorized to waive or modify any of the provisions of this TIA.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS TIA AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I
UNDERSTAND AND AGREE TO ALL ITS TERMS AND CONDITIONS.

Dated________________________________________________  X____________________________________________________________________________
         Month         Day           Year              Signature of Proposed Insured (or parent if Proposed Insured is under age 16)


X____________________________________________________  X____________________________________________________________________________
Signature of Producer/Registered Representative        Signature of additional Proposed Insured (if applicable)

NOTICE TO APPLICANT: Please retain your copy of this TIA. The original will be retained by PL. If you do not hear from us regarding the Request/Application within 100 days from the date of this TIA, notify us at 700 Newport Center Dr., Newport Beach, CA 92660,
Attention: Risk Selection.

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.

APO1TI                     PRODUCER: PROVIDE A PHOTOCOPY OF THIS SIGNED FORM TO ALL SIGNING PARTIES             15-23283-00  05/2001

                                                                       RISK AVOC

GENERAL QUESTIONNAIRE                                     [LOGO OF PACIFIC LIFE]

PACIFIC LIFE INSURANCE
700 Newport Center Drive
Newport Beach, CA 92660

------------------------------------------------------------------------------------------------------------------------------------
FULL NAME (Print)                                                     DATE OF BIRTH
                                                                      Mo.            Day            Yr.
------------------------------------------------------------------------------------------------------------------------------------
SECTION A          AUTOMOBILE, MOTORCYCLE AND/OR POWER BOAT RACING
------------------------------------------------------------------------------------------------------------------------------------
1.  Type of racing?   [_] Midget   [_] Go-Kart   [_] Sports Car   [_] Modified Stock   [_] Drag Racing   [_] Motorcycle
    [_] Powerboat     [_] Other (explain)___________________________________________________________________________________________
2.  Make?________________________________   Model?________________________________   Displacement?__________________________________
    Class?_______________________________   Engine Make & Model?________________________________  HP?_______________________________
3   (a)  Number of races 12-24 months ago?_______________________________   (b)  Past 12 months?____________________________________
    (c)  Date of last race?_______________________________   (d)  Est. next 12 months?______________________________________________
4.  Type of race?       [_] Midget   [_] Sports Car   [_] Stock Car   [_] Championship   [_] Drag   [_] Kart   [_] Hillclimb
    [_] Cross Country   [_] Hound & Hare   [_] Moto-Cross   [_] Other (explain)_____________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
5.  Type of course?     [_] Paved   [_] Dirt   [_] Drag Strip   [_] Oval   [_] Other (explain)______________________________________
------------------------------------------------------------------------------------------------------------------------------------
6.  Where do you race?  [_] Local?  [_] If not, where?______________________________________________________________________________
7.  Competition against?   [_] Other Cars   [_] Clock   [_] Straightaway____________________________________________________________
8.  Average Speed?________________________    Top Speed?________________________   Average miles per race?__________________________
9.  Is your racing?   [_] Professional   [_] Amateur   [_] Other (explain)__________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
SECTION B          UNDERWATER DIVING (SKIN OR SCUBA)
------------------------------------------------------------------------------------------------------------------------------------

1.  What type of equipment do you use?______________________________________________________________________________________________

2.  Location of diving activities?______________________    Diving for pleasure?______________________    Pay?______________________

3.  Do you belong to club or association?________________________________    Do you ever dive alone?________________________________

4.  Depth of Dives                                 During Past 12 Months                    Expected Next 12 Months
------------------------------------------------------------------------------------------------------------------------------------
                                             No. Dives             Average Time          No. Dives             Average Time
                                      ----------------------------------------------------------------------------------------------
     a.  Less than 40 feet            ______________________________________________________________________________________________
     b.  40 feet to 60 feet           ______________________________________________________________________________________________
     c.  60 feet & over               ______________________________________________________________________________________________
     d.  Maximum depth obtained       ______________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
SECTION C          PARACHUTE JUMPING AND SKY DIVING
------------------------------------------------------------------------------------------------------------------------------------

1.  Are you now a member of any parachute or sky diving club or association?________________________________________________________
2.  Are all of your jumps made under auspices of your club or association?__________________________________________________________
3.  (a)  Number of jumps 12-24 months ago?______________    (b) Past 12 months?______________     (c) Next 12 months?_______________
4.  Do you participate in delayed chute opening competition or other stunts?________________________________________________________
5.  Location of jump areas?________________________________________________    Date of last jump?___________________________________

------------------------------------------------------------------------------------------------------------------------------------
 REMARKS                                 IDENTIFY SECTION AND QUESTION
------------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

Date______________________________________________     X____________________________________________________________________________
        Mo.        Day         Year                    Signature of Proposed Insured (or Parent if Proposed Insured is under age 15)

__________________________________________________
Signature of Soliciting Agent

_____________________________
Agency No.

AP7503                                                       15-07503-05 05/2000

                                                                       RISK AVIA

GENERAL QUESTIONNAIRE                                     [LOGO OF PACIFIC LIFE]
PACIFIC LIFE INSURANCE COMPANY
700 NEWPORT CENTER DRIVE
NEWPORT BEACH, CA  92660

------------------------------------------------------------------------------------------------------------------------------------
FULL NAME (Print)                                                     DATE OF BIRTH
                                                                      Mo.            Day            Yr.
------------------------------------------------------------------------------------------------------------------------------------
SECTION D          AVIATION
------------------------------------------------------------------------------------------------------------------------------------
1.  Type of Activity:                                                 FOR CIVILIAN AND MILITARY PILOTS:

                                   HOURS FLOWN                        5.  A.  Type of license/certificate/rating held (CHECK
                    ---------------------------------------------             APPROPRIATE BOXES):
                     Last 12    12-24 Mo.   All Prior  Ext. Next              Student [_] Private [_] Commercial [_] ATR [_] IFR [_]
                     months       Ago        Years       12 Mo.               Instructor [_] Other [_] (SPECIFY "REMARKS")
                    ---------------------------------------------
Civilian Pilot                                                            B.  Date of last renewal:_________________________________
                    ---------------------------------------------
Military Pilot                                                            C.  Purpose of flights:___________________________________
                    ---------------------------------------------
Member of Crew                                                            D.  Total flying hours to date:___________________________
                    ---------------------------------------------
                                                                          E.  Date of last flight:__________________________________
                                                           Yes   No
2.  Have you ever done or do you intend to engage in                      FOR CREW MEMBERS.
    flying for the purpose of exhibition, endurance tests,            6.  A.  Duties aboard aircraft:_______________________________
    racing, stunt flying, testing, air cargo operations,
    crop dusting or spraying, or instruction of student                   B.  Purpose of flights:__________________________________
    pilots?............................................... [_]  [_]
                                                                          C.  Date of last flight:_________________________________
3.  A.  Have you ever flown or do you intend to fly
        outside of the United States?..................... [_]  [_]       D.  Do you plan to take instructions as a pilot?
                                                                                 Yes [_]    No [_]
    B.  Have you ever been involved in any accident                       (IF "YES", EXPLAIN IN "REMARKS".)
        due to flying activities?......................... [_]  [_]

    C.  Have you ever been charged with any violation                 7.  If aviation activity does not permit standard
        of air regulations?............................... [_]  [_]       unrestricted coverage, please issue as follows:

    (IF "YES" TO QUESTIONS 2, 3A OR 3C, EXPLAIN IN "REMARKS".)            [_] Full aviation coverage, if available, with appropriate
    FOR PILOTS AND CREW MEMBERS OF MILITARY AIRCRAFT:                         extra premium.
                                                                          [_] Aviation exclusion rider.
4.  Describe type of aircraft flown in (including
    alphabetic & numeric code).
------------------------------------------------------------------------------------------------------------------------------------
REMARKS            IDENTIFY SECTION AND QUESTION
------------------------------------------------------------------------------------------------------------------------------------


I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

Date______________________________________________     X____________________________________________________________________________
        Mo.        Day         Year                    Signature of Proposed Insured (or Parent if Proposed Insured is under age 15)

__________________________________________________
Signature of Soliciting Agent

_____________________________
Agency No.

AP7503                                                       15-07503-05 05/2000

                                                                      RISK NONMD
     APPLICATION, PART II - NON MEDICAL

     PACIFIC LIFE INSURANCE COMPANY                               [LOGO OF
     700 Newport Center Drive                                   PACIFIC LIFE]
     Newport Beach, CA 92660
--------------------------------------------------------------------------------
SECTION A   COMPLETE ON PROPOSED INSURED (AGE 16 OR OVER)
--------------------------------------------------------------------------------
1. Full Name                         2a. Date of Birth   2b. Height   2c. Weight
                                         MO.   DAY   YR.
                                                             FT. IN.        LBS.
--------------------------------------------------------------------------------
3. a. Name and address of physician or practitioner last visited:

      --------------------------------------------------------------------------
      (IF NONE, SO STATE)
   b. Date:                 c. Reason consulted:
             MO.  YR.

                                                                                          Yes  No  Details of "Yes" answers.
   d. Did any symptoms prompt consultation?.............................................  [_]  [_] (Identify question, and
   e. Was any treatment given or medication prescribed?.................................  [_]  [_] include diagnoses, dates,
      (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                                 duration and names and
4. To the best of your knowledge and belief, during the past 10 years, have you had,               addresses of all attend-
   or been told that you had, or been treated by a member of the medical profession                ing physicians and
   for:                                                                                            medical facilities.) Use
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                                                      an additional sheet if
   a. Disorder of the eyes, ears, nose, or throat?......................................  [_]  [_] necessary.
   b. Dizziness, fainting, convulsions, headaches, speech defect, paralysis or stroke, or mental or nervous disorder?....................................................  [_]  [_]
   c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory system disorder?.............................................  [_]  [_]
   d. Chest pain, high blood pressure, rheumatic fever, murmur, heart attack or other disorder of the heart or blood vessels?...........................................  [_]  [_]
   e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis, hepatitis, or other disorder of the liver, gallbladder, stomach, or intestines?.................  [_]  [_]
   f. Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of kidney, bladder, prostate, breasts or reproductive organs?........................  [_]  [_]
   g. Diabetes; thyroid or other endocrine disorders?...................................  [_]  [_]
   h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or bones, including the spine, back, or joints?.............................................  [_]  [_]
   i. Cancer, cyst, tumor or disorder of skin, blood or lymph glands?...................  [_]  [_]
   j. Any disorder(s) of the Immune System, including AIDS (Acquired Immune Deficiency
      Syndrome) and ARC (AIDS Related Complex)?.........................................  [_]  [_]
5. a. Have you within the past 5 years been a patient in a hospital, clinic, sanitarium or other medical facility?........................................................  [_]  [_]
   b. Are you now under regular medical observation or taking treatment?................  [_]  [_]
6. a. Except as prescribed by a physician, have you used heroin, morphine or other narcotic drugs in the last 10 years?..............................................  [_]  [_]
   b. Except as prescribed by a physician, have you used cocaine, LSD, marijuana or other hallucinogenic agents, or barbiturates, sedatives, tranquilizers or any amphetamines in the last 5 years?.................................................  [_]  [_]
   c. In the last 5 years have you received treatment for or joined an organization because of alcoholism or drug addiction?..........................................  [_]  [_]
7. Other than as stated in answers above, have you within the past 5 years:
   a. Had a checkup, consultation, illness, injury or operation?........................  [_]  [_]
   b. Had an electrocardiogram, blood test, other test or X-ray?........................  [_]  [_]
   c. Been advised to have any diagnostic test, hospitalization or surgery which was not completed?........................................................................  [_]  [_]
8. Have you had any change in weight in the past year?..................................  [_]  [_]
9. Have either of your parents, brothers or sisters had diabetes, cancer, high blood pressure, heart disease, or mental illness?..........................................  [_]  [_]
   (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW).

--------------------------------------------------------------------------------------------------
                          IF LIVING                               IF DECEASED
--------------------------------------------------------------------------------------------------
              AGE         STATE OF HEALTH         AGE AT          CAUSE OF DEATH
                                                  DEATH
--------------------------------------------------------------------------------------------------
Father
--------------------------------------------------------------------------------------------------
Mother
--------------------------------------------------------------------------------------------------

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at ______________________ on ___________  X______________________________
         CITY             STATE    MO. DAY YR.   SIGNATURE OF PROPOSED INSURED

______________________________________________
WITNESS

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

AP9500-P2                       Page 1 of 3                   15-19536-04 4/2000

                                                                      RISK NONMD
     APPLICATION, PART II - NON MEDICAL

     PACIFIC LIFE INSURANCE COMPANY                                 [LOGO OF
     700 Newport Center Drive                                     PACIFIC LIFE]
     Newport Beach, CA 92660
--------------------------------------------------------------------------------
SECTION B   COMPLETE ON ADDITIONAL INSURED (AGE 16 OR OVER)
--------------------------------------------------------------------------------
1. Full Name                         2a. Date of Birth   2b. Height   2c. Weight
                                         MO.   DAY   YR.
                                                             FT. IN.        LBS.
--------------------------------------------------------------------------------
3. a. Name and address of physician or practitioner last visited:

      --------------------------------------------------------------------------
      (IF NONE, SO STATE)
   b. Date:                 c. Reason consulted:
             MO.  YR.

                                                                                          Yes  No  Details of "Yes" answers.
   d. Did any symptoms prompt consultation?............................................   [_]  [_] (Identify question, and
   e. Was any treatment given or medication prescribed?................................   [_]  [_] include diagnoses, dates,
      (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                                 duration and names and
4. To the best of your knowledge and belief, during the past 10 years, have you had, or            addresses of all attend-
   been told that you had, or been treated by a member of the medical profession for:              ing physicians and
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                                                      medical facilities.) Use
   a. Disorder of the eyes, ears, nose, or throat?.....................................   [_]  [_] an additional sheet if
   b. Dizziness, fainting, convulsions, headaches, speech defect, paralysis or stroke,             necessary.
      or mental or nervous disorder?...................................................   [_]  [_]
   c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis,
      or other respiratory system disorder?............................................   [_]  [_]
   d. Chest pain, high blood pressure, rheumatic fever, murmur, heart attack or other
      disorder of the heart or blood vessels?..........................................   [_]  [_]
   e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis, hepatitis, or
      other disorder of the liver, gallbladder, stomach, or intestines?................   [_]  [_]
   f. Sugar, albumin, or blood in urine, venereal disease, stone or other disorder of
      kidney, bladder, prostate, breasts or reproductive organs?.......................   [_]  [_]
   g. Diabetes; thyroid or other endocrine disorders?..................................   [_]  [_]
   h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or bones,
      including the spine, back, or joints?............................................   [_]  [_]
   i. Cancer, cyst, tumor or disorder of skin, blood or lymph glands?..................   [_]  [_]
   j. Any disorder(s) of the Immune System, including AIDS (Acquired Immune Deficiency
      Syndrome) and ARC (AIDS Related Complex)?........................................   [_]  [_]
5. a. Have you within the past 5 years been a patient in a hospital, clinic, sanitarium
      or other medical facility?.......................................................   [_]  [_]
   b. Are you now under regular medical observation or taking treatment?...............   [_]  [_]
6. a. Except as prescribed by a physician, have you used heroin, morphine or other
      narcotic drugs in the last 10 years?.............................................   [_]  [_]
   b. Except as prescribed by a physician, have you used cocaine, LSD, marijuana or other hallucinogenic agents, or barbiturates, sedatives, tranquilizers or any
      amphetamines in the last 5 years?................................................   [_]  [_]
   c. In the last 5 years have you received treatment for or joined an organization
      because of alcoholism or drug addiction?.........................................   [_]  [_]
7. Other than as stated in answers above, have you within the past 5 years:
   a. Had a checkup, consultation, illness, injury or operation?.......................   [_]  [_]
   b. Had an electrocardiogram, blood test, other test or X-ray?.......................   [_]  [_]
   c. Been advised to have any diagnostic test, hospitalization or surgery which was
      not completed?...................................................................   [_]  [_]
8. Have you had any change in weight in the past year?.................................   [_]  [_]
9. Have either of your parents, brothers or sisters had diabetes, cancer, high blood
   pressure, heart disease, or mental illness?.........................................   [_]  [_]
   (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW).

--------------------------------------------------------------------------------------------------
                          IF LIVING                               IF DECEASED
--------------------------------------------------------------------------------------------------
              AGE         STATE OF HEALTH         AGE AT          CAUSE OF DEATH
                                                  DEATH
--------------------------------------------------------------------------------------------------
Father
--------------------------------------------------------------------------------------------------
Mother
--------------------------------------------------------------------------------------------------

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at ______________________ on ___________  X______________________________
         CITY             STATE    MO. DAY YR.   SIGNATURE OF PROPOSED INSURED

______________________________________________
WITNESS

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

AP9500-P2                          Page 2 of 3               15-19536-04 4/2000

                                                                      RISK NONMD
     APPLICATION, PART II - NON MEDICAL

     PACIFIC LIFE INSURANCE COMPANY                                 [LOGO OF
     700 Newport Center Drive                                     PACIFIC LIFE]
     Newport Beach, CA 92660

-------------------------------------------------------------------------------------------------------------------
SECTION C    COMPLETE IF APPLYING FOR OWNER PREMIUM WAIVER, PAYOR WAIVER,
             CHILDREN'S TERM RIDER OR IF PROPOSED INSURED IS UNDER AGE 16.
-------------------------------------------------------------------------------------------------------------------
1.                               RELATIONSHIP                 STATE  HEIGHT     WEIGHT    AMOUNT OF    AMT. OF INS.
                                 TO PROPOSED   DATE OF BIRTH   OF    (FT./IN.) (POUNDS)   INSURANCE     CURRENTLY
   NAME OF PERSON TO BE COVERED  INSURED       (MO./DAY/YR.)  BIRTH                      NOW IN FORCE  APPLIED FOR
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

Note: If payor or owner waiver of charges is being applied for, please indicate the individual's occupation and the employer's name and address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2a. Name and address of your personal physician, practitioner or health facility

--------------------------------------------------------------------------------
 b. Date:     c.  Reason for and results of last visit

--------------------------------------------------------------------------------
3. Has any person named in Question 1 during the past 10 years had or been told that he or she had, or been treated for:
    (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                           Yes No
    A. Diabetes, cancer or epilepsy?.....................................[_] [_]
    B. Heart murmur, high blood pressure or any heart condition?.........[_] [_]
    C. Any disorder(s) of the Immune System, including AIDS (Acquired
       Immune Deficiency Syndrome) and ARC (AIDS Related Complex)?.......[_] [_]

4.  Has any person named in Question 1:
    A. Been in a hospital, sanitarium or other institution for diagnosis, treatment or a surgical operation within the past 5 years?........[_] [_]
    B. Had any medical consultation or treatment within the past 3 years, other than as stated in any answer above?.........................[_] [_]
       (GIVE DETAILS BELOW FOR EACH "YES" ANSWER IN QUESTIONS 3 and 4)

--------------------------------------------------------------------------------
QUESTION   FIRST NAME   REASON FOR     DATE    DURATION -   NAME AND ADDRESS OF
   NO.                 CONSULTATION              RESULT          PHYSICIAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 DECLARATIONS
--------------------------------------------------------------------------------

I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.
I understand that:
1. Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true.
2. Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by the Company in the space entitled "Home Office Endorsements," where permitted by state law. All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.
3. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

Signed and Dated in:

______________ on _____________  X______________________________________________
CITY     STATE    MO.  DAY  YR.   Signature of Proposed Insured
                                  (OR PARENT, IF PROPOSED IS UNDER AGE 16)

                                 X______________________________________________
                                  Signature of Owner/Payor

IF OWNER IS A CORPORATION, THE SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER OTHER THAN THE PROPOSED INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.

I certify that I have truly and accurately recorded hereon the information supplied.


________________          _____________________         _______________________
  Signature of                Please Print              State License ID Number
Soliciting Agent          Soliciting Agent Name          (Required in Florida)

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

AP9500-P2                       Page 3 of 3                  15-19536-04 4/2000

                                                                        RISK MED

   APPLICATION, PART II - MEDICAL                         [LOGO OF PACIFIC LIFE]
   Pacific Life Insurance Company
   700 Newport Center Drive
   Newport Beach, CA 92660

------------------------------------------------------------------------------------------------------------------------------------
SECTION A          COMPLETE ON PROPOSED INSURED (AGE 16 OR OVER)
------------------------------------------------------------------------------------------------------------------------------------
1. Full Name                                             2a. Date of Birth                   2b. Height           2c. Weight
                                                             (MO. DAY YR)                        FT. IN.              LBS.
------------------------------------------------------------------------------------------------------------------------------------
3. a. Name and address of physician
      or practitioner last seen:

      ____________________________________
       MO.      YR      (IF NONE, SO STATE)

   b. Date:
   c. Reason consulted:
                                                       Yes   No           Details of "Yes" answers. (Identify question;
   d. Did any symptoms prompt consultation?........... [_]   [_]          and include diagnoses, dates, duration and names and
   e. Was any treatment given or medication                               addresses of all attending physicians and medical
      prescribed...................................... [_]   [_]          facilities.) Use an additional sheet if necessary.
      (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)
4.  To the best of your knowledge and belief,
    during the past 10 years, have you had, or
    been told that you had, or been treated
    by a member of the medical profession for:
    (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)

    a. Disorder of the eyes, ears, nose, or throat?... [_]   [_]
    b. Dizziness, fainting, convulsions, headaches,
       speech defect, paralysis or stroke, or mental
       or nervous disorder?........................... [_]   [_]
    c. Hoarseness or cough, blood spitting, asthma,
       pneumonia, emphysema, tuberculosis, or other
       respiratory system disorder?................... [_]   [_]
    d. Chest pain, high blood pressure, rheumatic
       fever, murmur, heart attack or other disorder
       of the heart or blood vessels?................. [_]   [_]
    e. Jaundice, intestinal bleeding, ulcer, colitis,
       diverticulitis, hepatitis, or other disorder
       of the liver, gallbladder, stomach, or
       intestines?.................................... [_]   [_]
    f. Sugar, albumin, or blood in urine; venereal
       disease; stone or other disorder of kidney,
       bladder, prostate, breasts or reproductive
       organs?........................................ [_]   [_]
    g. Diabetes; thyroid or other endocrine
       disorders?..................................... [_]   [_]
    h. Neuritis, sciatica, arthritis, gout, or
       disorder of the muscles or bones, including
       the spine, back, or joints?.................... [_]   [_]
    i. Cancer, cyst, tumor or disorder of skin, blood
       or lymph glands?
    j. Any disorder(s) of the Immune System, including
       AIDS (Acquired Immune Deficiency Syndrome) and
       ARC (AIDS Related Complex)?.................... [_]   [_]
5.  a. Have you within the past 5 years been a patient
       in a hospital, clinic, sanitarium or other
       medical facility?.............................. [_]   [_]
    b. Are you now under regular medical observation
       or taking treatment?........................... [_]   [_]
6.  a. Except as prescribed by a physician, have you
       used heroin, morphine or other narcotic drugs
       in the last 10 years?.......................... [_]   [_]
    b. Except as prescribed by a physician, have
       you used cocaine, LSD, marijuana or other
       hallucinogenic agents, or barbiturates,
       sedatives, tranquilizers or any amphetamines
       in the last 5 years?........................... [_]   [_]
    c. In the last 5 years have you received
       treatment for or joined an organization
       because of alcoholism or drug addiction?....... [_]   [_]
7.  Other than as stated in answers above, have you
    within the past 5 years:
    a. Had a checkup, consultation, illness, injury
       or operation?.................................. [_]   [_]   -----------------------------------------------------------------
    b. Had an electrocardiogram, blood test, other                                                                        Yes   No
       test or X-ray?................................. [_]   [_]   11. a. Do you currently smoke cigarettes?............. [_]   [_]
    c. Been advised to have any diagnostic test,                       b. If "Yes", how many a day?______________________
       hospitalization or surgery which was not                        c. Did you ever smoke cigarettes?................. [_]   [_]
       completed?..................................... [_]   [_]       d. If "Yes" on 11(c), give date last cigarette
8.  Have you had any change in weight in the                              smoked: MO.______ YR.______
    past year?........................................ [_]   [_]       e. Do you use tobacco in any other form?.......... [_]   [_]
9.  Have either of your parents, brothers or                              (IF "YES", SPECIFY TYPE IN "REMARKS")
    sisters had diabetes, cancer, high blood pressure,                 f. Have you used tobacco in any other form within
    heart disease, or mental illness?................. [_]   [_]          the last 24 mos?............................... [_]   [_]
    (IF "YES", STATE CONDITION, GIVE RELATIONSHIP                         (IF "YES", SPECIFY TYPE IN "REMARKS")
    AND AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW):

            IF LIVING                       IF DECEASED
----------------------------------------------------------------
          AGE      STATE OF HEALTH      AGE AT    CAUSE OF DEATH
----------------------------------------------------------------
Father
----------------------------------------------------------------
Mother
----------------------------------------------------------------

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Any Person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Dated at _____________________________________   on  _______________________________  X ____________________________________________
             CITY                     STATE                 MO.   DAY   YR.             SIGNATURE OF PROPOSED INSURED

____________________________________________________________________________________
WITNESS

AP8601-1                                                                                                          15-18836-04 8/2000

                                                            Page 1 of 2

                                                     MEDICAL EXAMINER'S REPORT
------------------------------------------------------------------------------------------------------------------------------------
12.                                                   Abdomen        18.  URINALYSIS
             Weight    Chest (Full   Chest (Forced    Relaxed                     (Dip Stick):  Protein___________   Sugar__________
    Height  (Clothed)  Inspiration)   Expiration)   At Umbilicus
-------------------------------------------------------------------
 Ft.    In.       Lbs.          In.            In.            In.         Send specimen to Lab One when:
-------------------------------------------------------------------
 Did you weigh?  Yes [_] No [_] Did you measure?  Yes [_]  No [_]         (a)  There are findings or history of urinary
 Weight change in past year?______lbs.  [_] Gain  [_] Loss-Cause?              abnormalities or elevated blood pressure; or
 Is appearance unhealthy or older than stated age?  [_] Yes  [_] No       (b)  Agent advises amount of insurance requires it.
-------------------------------------------------------------------
13.  BLOOD PRESSURE                                                  19.  The following are being forwarded:
 (RECORD SYST./DIAST. SITTING, THE DIASTOLIC AT CESSATION OF SOUND)       [_] Specimen to Lab One*
  Initial reading:                           Syst./Diast.                 [_] Blood Profile to Lab One*
  (IF 140/90 OR OVER, MUST                                                [_] Electrocardiogram to Pacific Life*
  GIVE AT LEAST TWO                                                       [_] Other
  ADDITIONAL READINGS)                                                    (*REQUESTOR WILL ORDER WHEN NECESSARY)
-------------------------------------------------------------------
14.  PULSE         At Rest      After Exercise    3 Minutes Later

     Rate       ___________________________________________________  Examiner's remarks and description of positive findings:

     Irregularities Per Min._______________________________________

15.  HEART
     (a)  Is there any cardiovascular disorder?  [_] Yes  [_] No
     (b)  Is heart enlarged?   [_] Yes  [_] No  (If yes, describe)
     (c)  Is murmur present?   [_] Yes  [_] No  (If yes, complete 15d)
-------------------------------------------------------------------
     (d)  Murmur is:    [_] Constant    [_] Inconstant
     [_] Transmitted    [_] Systolic    [_] Apical    [_] Soft (Gr. 1-2)
     [_] Localized      [_] Presystolic [_] Basal     [_] Mod. (Gr. 3-4)
                        [_] Diastolic   [_] Other     [_] Loud (Gr. 5-6)
         After exercise [_] Unchanged   [_] Increased
                        [_] Decreased   [_] Absent

  Show location of:
    Apex by                         [SYMBOL]
    Area of murmur by               [SYMBOL]   [GRAPHIC APPEARS HERE]
    Point of greatest intensity by  [SYMBOL]
    Transmission by                 [SYMBOL]

  (e)  Diagnostic Impression:
-------------------------------------------------------------------
16.  Is there any abnormality of the following:
     (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)          Yes   No
     (a) Eyes, ears, nose, mouth, pharynx..............  [_]   [_]
         (IF VISION OR HEARING MARKEDLY IMPAIRED,
         INDICATE DEGREE AND CORRECTION)
     (b)  Skin (incl. scars); lymph nodes; blood
          vessels......................................  [_]   [_]
         (INCL. VARICOSE VEINS)
     (c)  Nervous system (INCLUDE REFLEXES, GAIT,
          PARALYSIS)...................................  [_]   [_]
     (d)  Respiratory system...........................  [_]   [_]
     (e)  Abdomen (INCLUDING SCARS OR HERNIAS).........  [_]   [_]
     (f)  Genitourinary system.........................  [_]   [_]
     (g)  Endocrine system (INCLUDE THYROID AND
          BREASTS).....................................  [_]   [_]
     (h)  Musculoskeletal system.......................  [_]   [_]
          (INCLUDE SPINE, JOINTS, AMPUTATIONS, DEFORMITIES)
-------------------------------------------------------------------
17.  Have you any pertinent information not brought
     out above?........................................  [_]   [_]
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL EXAMINER:                                                    EXAMINER'S NAME AND OFFICE ADDRESS (PLEASE PRINT)

     X_________________________________________________              Name___________________________________________________________
     SIGNATURE OF MEDICAL EXAMINER
                                                                     Street_________________________________________________________
     WHEN PAYING FEES WE ARE REQUIRED TO SHOW AND
     REPORT SOCIAL SECURITY OR EMPLOYER I.D. NUMBER.  PLEASE         City___________________________________________________________
     GIVE US THIS INFORMATION BELOW.
     Include All Hyphens [_____________________________]             State__________________________________________________________

     Examined at                                                     Name of Agent Requesting Examination
     [_] My Office   [_] Other:________________________              Mail To:  Pacific Life Insurance Company
                                                        A.M.         Risk Selection Dept. - Med. Fee Desk
  Date and Hour of Examination___________________  ____ P.M.         P.O. Box 6390
                                                                     Newport Beach, Ca. 92658-6390
------------------------------------------------------------------------------------------------------------------------------------
AP8601-1                                                                                                          15-18836-04 8/2000

                                                            Page 2 of 2